                                                                  EXECUTION COPY


                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of December 18, 2003, between German American Capital Corporation, as Mortgage Loan Seller (the "Mortgage Loan Seller" or "GACC") and GMAC Commercial Mortgage Securities, Inc., as purchaser (the "Purchaser").

         The Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"). Certain other multifamily and commercial mortgage loans (the "Other Mortgage Loans") will be purchased by the Purchaser from (i) GMAC Commercial Mortgage Corporation ("GMACCM"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 18, 2003 (the "GMACCM Mortgage Loan Purchase Agreement"), between the Purchaser and GMACCM, (ii) Morgan Stanley Mortgage Capital, Inc. ("MSMC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 18, 2003 (the "MSMC Mortgage Loan Purchase Agreement"), between the Purchaser and MSMC, (iii) Goldman Sachs Mortgage Company ("GSMC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 18, 2003 (the "GSMC Mortgage Loan Purchase Agreement"), between the Purchaser and GSMC and (iv) Commerzbank AG, New York Branch ("COMBANK"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of December 18, 2003 (the "COMBANK Mortgage Loan Purchase Agreement"), between the Purchaser and COMBANK. The Mortgage Loan Seller, GMACCM, MSMC, GSMC and COMBANK are collectively referred to as the "Mortgage Loan Sellers."

         It is expected that the Mortgage Loans will be transferred, together with the Other Mortgage Loans, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies and Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2003 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor, GMAC Commercial Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer") and serviced companion loan paying agent, Lennar Partners, Inc., as special servicer of the Mortgage Loans (other than the AFR/Bank of America Portfolio Loan) and the Other Mortgage Loans (in such capacity, as applicable, the "Special Servicer"), Midland Loan Services, Inc., as special servicer of the AFR/Bank of America Portfolio Whole Loan (the "AFR/Bank of America Special Servicer"), LaSalle Bank National Association, as trustee (the "Trustee") and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E Certificates to Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class S-AFR1, Class S-AFR2, Class S-AFR3 and Class S-AFR4 (collectively, the "Class S-AFR Certificates") and the Class X-1, Class X-2, Class A1-A, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates to Deutsche Bank Securities Inc., Goldman, Sachs & Co and Morgan Stanley & Co. Incorporated. (in such capacity, each an "Initial Purchaser") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase Agreement"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to a Qualified Institutional Buyer (in such capacity, an "Initial Purchaser"). The Class X-1, Class X-2, Class A-1A, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class S-AFR1, Class S-AFR2, Class S-AFR3, Class S-AFR4, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1.        Agreement to Purchase.
                           ---------------------

         The Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 18, 2003 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in December 2003. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $424,686,475 subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined by the parties pursuant to an agreed upon term sheet.

          SECTION 2.        Conveyance of Mortgage Loans.
                            ----------------------------

          (a) Effective as of the Closing Date, subject only to receipt by the Mortgage Loan Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Mortgage Loan Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Mortgage Loan Seller.

          (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller acknowledges that the Depositor has directed the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver the Mortgage File (as such term is defined in the Pooling and Servicing Agreement) to the Trustee, and otherwise comply with the requirements of Sections 2.01(b), 2.01(c) and 2.01(d) of the Pooling and Servicing Agreement, provided that whenever the term Mortgage File is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

          (c) The Mortgage Loan Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

     SECTION 3.        Examination  of Mortgage  Loan Files and Due
                       --------------------------------------------
                       Diligence Review.
                       ----------------

         The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by
Section 4.

         SECTION 4.        Representations, Warranties and Covenants of
                           --------------------------------------------
                           the Mortgage Loan Seller.
                           ------------------------

          (a) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit B with respect to the Mortgage Loans, with such changes or modifications as may be permitted or required by the Rating Agencies.

          (b) In addition, the Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Mortgage Loan Seller is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Maryland, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Mortgage Loan Seller, and the performance and compliance with the terms of this Agreement by the Mortgage Loan Seller, will not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

          (vi) No litigation is pending with regard to which the Mortgage Loan Seller has received service of process or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Mortgage Loan Seller from entering into this Agreement or materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

          (viii) Neither the Mortgage Loan Seller nor anyone acting on its behalf has (A) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or
     (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Mortgage Loan Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or the Other Mortgage Loans or any substantial number thereof.

          (ix) Insofar as it relates to the Mortgage Loans, the information set forth on pages A-14 through A-17 inclusive of Annex A to the Prospectus Supplement (as defined in Section 9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans (other than the AFR/Bank of America Portfolio Loan (as defined in the Prospectus Supplement)) and the Mortgaged Properties related thereto and/or the Mortgage Loan Seller and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Section 9) under the headings "Summary of Series 2003-C3 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors," and "Description of the Mortgage Pool," set forth on Annex A and/or Annex B to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Insofar as it relates to the AFR/Bank of America Portfolio Whole Loan (as defined in the Prospectus Supplement) and the Mortgaged Property related thereto and does not represent a restatement or aggregation of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Sectio 9) under the headings "Summary of Series 2003-C3 - Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--

     Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors," "Description of the Mortgage Pool," "Servicing of the Mortgage Loans," "The Pooling and Servicing Agreement" and "Description of the Certificates," set forth on Annex A and/or Annex B to the Prospectus Supplement (provided, that with respect to the information in Annex B, "Servicing of the Mortgage Loans," "The Pooling and Servicing Agreement" and "Description of the Certificates," only such portions that solely relate to the AFR/Bank of America Portfolio Whole
     Loan) and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Assuming the information in the Prospectus and the Prospectus Supplement (other than the information with respect to which the Mortgage Loan Seller otherwise has made representations and warranties in this clause (ix)) is true and correct in all material respects, the S-AFR Memorandum (as defined herein) does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (x) No consent, approval, authorization or order of, registration or filing with or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Mortgage Loan Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Mortgage Loan Seller under this Agreement.

          (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection (a) above and set forth in Exhibit B which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 5.      Representations, Warranties and Covenants of the Purchaser.
                     -----------------------------------------------------------

          (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, --- that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

          (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 6.        Repurchases.
                       -----------

     The Mortgage Loan Seller hereby agrees to comply with Sections 2.02 and
2.03 of the Pooling and Servicing Agreement, including, but not limited to, any obligation to repurchase or substitute Mortgage Loans in respect of any Material Breach or Material Document Defect.

     SECTION 7.        Closing.
                       -------

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Mortgage Loan Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to Section 3 shall be satisfactory to the Purchaser in its sole determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (vi) The Mortgage Loan Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

          (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 8.        Closing Documents.
                           -----------------

         The Closing Documents shall consist of the following:

               (a) This Agreement duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

               (b) An Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

               (c) A certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of Maryland, dated not earlier than 30 days prior to the Closing Date;

               (d) A certificate of the Mortgage Loan Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Mortgage Loan Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

               (e) Written opinions of counsel for the Mortgage Loan Seller, in a form reasonably acceptable to counsel for the Purchaser, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

               (f) Any other opinions of counsel for the Mortgage Loan Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

               (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 9.        Indemnification.
                            ---------------

          (a) The Mortgage Loan Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans (other than the AFR/Bank of America Portfolio Loan (as defined in the Prospectus Supplement)) contained in the Loan Detail or, to the extent consistent therewith, the Diskette or contained in the Term Sheet Diskette, to the extent consistent with the Term Sheet Master Tape, or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Mortgage Loan Seller, the Mortgage Loans (other than the AFR/Bank of America Portfolio Loan (as defined in the Prospectus Supplement)) or the Mortgaged Properties related thereto contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Series 2003-C3 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors," and/or "Description of the Mortgage Pool" or contained on Annex A and/or Annex B to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the AFR/Bank of America Portfolio Whole Loan (as defined in the Prospectus Supplement) or the Mortgaged Property related thereto contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Series 2003-C3 Transaction--The Mortgage Pool," "--Geographic Concentrations of the Mortgaged Properties," "--Property Types," "--Prepayment or Call Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk Factors," "Description of the Mortgage Pool," "Servicing of the Mortgage Loans," "The Pooling and Servicing Agreement," and/or "Description of the Certificates" or contained on Annex A and/or Annex B to the Prospectus Supplement (exclusive of the Loan Detail) (provided, that with respect to the information in Annex B, "Servicing of the Mortgage Loans," "The Pooling and Servicing Agreement" and "Description of the Certificates," only such portions that solely relate to the AFR/Bank of America Portfolio Whole Loan (as defined in the Prospectus Supplement), and such information does not represent a restatement or aggregation of information contained in the Loan Detail;
     (iv) any such untrue statement or alleged untrue statement or omission or alleged omission contained in the S-AFR Memorandum but only if such any untrue statement or alleged untrue statement or omission or alleged omission does not relate to the information in the Prospectus Supplement or Prospectus included as part of the S-AFR Memorandum (other than information with respect to which the Mortgage Loan Seller has agreed to provide indemnity pursuant to clauses
     (i) through (iii) above) or represent a restatement or aggregation of information contained in the Loan Detail; or (v) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to Section 4; provided, that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

     For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-107510 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated July 31, 2003, as supplemented by the prospectus supplement dated December 10, 2003 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated December 10, 2003, relating to the Non-Registered Certificates (other than the Class S-AFR Certificates):
"S-AFR Memorandum" shall mean the private placement memorandum dated December 10, 2003, relating to the Class S-AFR Certificates; "Memoranda" shall mean the Memorandum and the S-AFR Memorandum, collectively; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"). The mortgage loan information and information related thereto contained on the diskette attached to any ABS Term Sheets or Computational Materials is referred to herein as the "Term Sheet Diskette" and the tape provided by the Mortgage Loan Seller that was used to create the Term Sheet Diskette is referred to herein as the "Term Sheet Master Tape." References herein to ABS Term Sheets or Computational Materials shall include any Term Sheet Diskette provided therewith.

          (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Mortgage Loan Seller (the "indemnifying party") under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless: (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

          (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

          (d) The Purchaser and the Mortgage Loan Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party, which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The indemnity and contribution agreements contained in this
     Section 9 shall remain operative and in full force and effect regardless of
     (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

     SECTION 10.       Costs.
                       -----

     Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

     SECTION 11.       Notices.
                       -------

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Mortgage Loan Seller in writing by the Purchaser; and if to the Mortgage Loan Seller, addressed to German American Capital Corporation, 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye, facsimile no. (212) 797-4489, with a copy to Kevin Blauch, Latham & Watkins, 885 Third Avenue, New York, New York 10022, facsimile no. (212) 751-4864 or to such other address or facsimile number as the Mortgage Loan Seller may designate in writing to the Purchaser.

     SECTION 12.       Third Party Beneficiaries.
                       -------------------------

     Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Mortgage Loan Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Mortgage Loan Seller to the same extent as if it was a party hereto.

     SECTION 13.       Representations,  Warranties  and Agreements to Survive
                       -------------------------------------------------------
                       Delivery.
                       --------

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

    SECTION 14.       Severability of Provisions.
                      --------------------------

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law, which prohibits or renders void or unenforceable any provision hereof.

         SECTION 15.         Counterparts.
                             ------------

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         SECTION 16.         GOVERNING LAW.
                             -------------

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 17.         Further Assurances.
                             ------------------

         The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 18.         Successors and Assigns.
                             ----------------------

         The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser and their permitted successors and assigns and the indemnified parties referred to in Section 9.

         SECTION 19.         Amendments.
                             ----------

         No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner, which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

         IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                      GERMAN AMERICAN CAPITAL
                                      CORPORATION



                                      By: /s/ Helaine M. Kaplan
                                          --------------------------------------
                                          Name:  Helaine M. Kaplan
                                          Title: Vice President


                                      By: /s/ Jeffrey E. Paige
                                          --------------------------------------
                                          Name:  Jeffrey E. Paige
                                          Title: Authorized Signatory


                                      GMAC COMMERCIAL MORTGAGE
                                      SECURITIES, INC.


                                      By: /s/ David Lazarus
                                          --------------------------------------
                                          Name:  David Lazarus
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

CONTROL    LOAN                        LOAN
NUMBER    GROUP    LOAN NUMBER    ORIGINATOR            PROPERTY NAME                         ADDRESS                      CITY
-------  -------  ------------- -------------   --------------------------------  ----------------------------------  --------------
    1         1     GA18944        GACC         AFR Portfolio (1)                 Various                              Various
   1.1              GA18944-1      GACC         Bank of America Center            231 South LaSalle Street             Chicago
   1.2              GA18944-2      GACC         Van Ness & Market                 One South Van Ness Boulevard         San Francisco
   1.3              GA18944-3      GACC         525 North Tryon-Odell Building    525 North Tryon Street               Charlotte
   1.4              GA18944-4      GACC         Bank of America Financial Center  601 West Riverside Avenue            Spokane
   1.5              GA18944-5      GACC         Jacksonville Ops Center #600      9000 Southside Boulevard             Jacksonville
   1.6              GA18944-6      GACC         Jacksonville Ops Center #100      9000 Southside Boulevard             Jacksonville
   1.7              GA18944-7      GACC         Jacksonville Ops Center #400      9000 Southside Boulevard             Jacksonville
   1.8              GA18944-8      GACC         South Region TPC                  17100 North West 59th Avenue         Miami Lakes
   1.9              GA18944-9      GACC         Catalina-Bank of America Center   1825 East Buckeye Road               Phoenix
   1.10             GA18944-10     GACC         Jacksonville Ops Center #200      9000 Southside Boulevard             Jacksonville
   1.11             GA18944-11     GACC         Jacksonville Ops Center #700      9000 Southside Boulevard             Jacksonville
   1.12             GA18944-12     GACC         South Mountain-Bank of America    1825 East Buckeye Road               Phoenix
   1.13             GA18944-13     GACC         Jacksonville Ops Center #500      9000 Southside Boulevard             Jacksonville
   1.14             GA18944-14     GACC         Jacksonville Ops Center #300      9000 Southside Boulevard             Jacksonville
   1.15             GA18944-15     GACC         Miami Lakes Operation Center      5875 North West 163rd Street         Miami Lakes
   1.16             GA18944-16     GACC         Spokane Bankcard Services         1616 South Rustle                    Spokane
   1.17             GA18944-17     GACC         Century Park                      1000 Century Park Road               Tampa
   1.18             GA18944-18     GACC         Bank of America Plaza             820 A Street                         Tacoma
   1.19             GA18944-19     GACC         Mendham Operations Center         707 Mendham Boulevard                Orlando
   1.20             GA18944-20     GACC         Glendale Main                     345 North Brand Boulevard            Glendale
   1.21             GA18944-21     GACC         Fort Sam Houston                  1422 East Grayson Street             San Antonio
   1.22             GA18944-22     GACC         Ellinwood Center #300             300 Ellinwood Way                    Pleasant Hill
   1.23             GA18944-23     GACC         Ellinwood Center #400             400 Ellinwood Way                    Pleasant Hill
   1.24             GA18944-24     GACC         Long Beach Financial              150 Long Beach Boulevard             Long Beach
   1.25             GA18944-25     GACC         Maricopa-Bank of America Center   1825 East Buckeye Road               Phoenix
   1.26             GA18944-26     GACC         Camelback-Bank of America Center  1825 East Buckeye Road               Phoenix
   1.27             GA18944-27     GACC         McDowell-Bank of America Center   1825 East Buckeye Road               Phoenix
   1.28             GA18944-28     GACC         Stockton Main Office              110 East Weber Street                Stockton
   1.29             GA18944-29     GACC         Inland Empire Cash Vault          1275 South Dupont Avenue             Ontario
   1.30             GA18944-30     GACC         Lake & Colorado Br                880 East Colorado Boulevard          Pasadena
   1.31             GA18944-31     GACC         Pomona Main                       444 South Garey Avenue               Pomona
   1.32             GA18944-32     GACC         Ellinwood Center #500             500 Ellinwood Way                    Pleasant Hill
   1.33             GA18944-33     GACC         Sunnyvale Main Branch             444 South Mathilda Avenue            Sunnyvale
   1.34             GA18944-34     GACC         Coronado Branch                   1199 Orange Avenue                   Coronado
   1.35             GA18944-35     GACC         Riverside Main                    3650 14th Street                     Riverside
   1.36             GA18944-36     GACC         Williams Islands                  18305 Biscayne Boulevard             Aventura
   1.37             GA18944-37     GACC         La Jolla Main                     7680 Girard Avenue                   La Jolla
   1.38             GA18944-38     GACC         Whittier Office                   7255 South Greenleaf Avenue          Whittier
   1.39             GA18944-39     GACC         Hallandale Beach                  801 East Hallandale Boulevard        Hallandale
   1.40             GA18944-40     GACC         Annapolis Church Circle - BAL     10 Church Circle                     Annapolis
   1.41             GA18944-41     GACC         Greenspoint                       12400 Interstate 45 North            Houston
   1.42             GA18944-42     GACC         Redding Main Branch               1661 East Street                     Redding
   1.43             GA18944-43     GACC         Albuquerque Operations Center     725 6th Street North West            Albuquerque


  CONTROL
  NUMBER           STATE        ZIP CODE        COUNTY
------------   ---------------  ---------  -------------
    1          Various           Various    Various
   1.1         Illinois          60604      Cook
   1.2         California        94103      San Francisco
   1.3         North Carolina    28202      Mecklenberg
   1.4         Washington        99210      Spokane
   1.5         Florida           32256      Duval
   1.6         Florida           32256      Duval
   1.7         Florida           32256      Duval
   1.8         Florida           33015      Miami-Dade
   1.9         Arizona           85034      Maricopa
   1.10        Florida           32256      Duval
   1.11        Florida           32256      Duval
   1.12        Arizona           85034      Maricopa
   1.13        Florida           32256      Duval
   1.14        Florida           32256      Duval
   1.15        Florida           33014      Miami-Dade
   1.16        Washington        99224      Spokane
   1.17        Florida           33607      Hillsborough
   1.18        Washington        98402      Pierce
   1.19        Florida           32825      Orange
   1.20        California        91203      Los Angeles
   1.21        Texas             78208      Bexar
   1.22        California        94523      Contra Costa
   1.23        California        94523      Contra Costa
   1.24        California        90802      Los Angeles
   1.25        Arizona           85034      Maricopa
   1.26        Arizona           85034      Maricopa
   1.27        Arizona           85034      Maricopa
   1.28        California        95202      San Joaquin
   1.29        California        91761      San Bernadino
   1.30        California        91106      Los Angeles
   1.31        California        91766      Los Angeles
   1.32        California        94523      Contra Costa
   1.33        California        94086      Santa Clara
   1.34        California        92118      San Diego
   1.35        California        92501      Riverside
   1.36        Florida           33160      Miami-Dade
   1.37        California        92037      San Diego
   1.38        California        90602      Los Angeles
   1.39        Florida           33009      Broward
   1.40        Maryland          21401      Anne Arundel
   1.41        Texas             77060      Harris
   1.42        California        96001      Shasta
   1.43        New Mexico        87102      Bernalillo

                             MORTGAGE LOAN SCHEDULE

                               ORIGINAL
  CONTROL          RELATED     BALANCE       CURRENT    INTEREST     ADMIN.     ACCRUAL
  NUMBER           GROUPS        ($)        BALANCE ($)   RATE %      FEE %      TYPE        AMORTIZATION TYPE      NOTE DATE
-----------    ------------  ---------    ------------- ---------  ----------  ---------   --------------------   ----------------
       1                       100,000,000 100,000,000  5.48912    0.0318     Actual/360    Interest Only, then        12/01/2003
                                                                                            Amortizing
      1.1
      1.2
      1.3
      1.4
      1.5
      1.6
      1.7
      1.8
      1.9
     1.10
     1.11
     1.12
     1.13
     1.14
     1.15
     1.16
     1.17
     1.18
     1.19
     1.20
     1.21
     1.22
     1.23
     1.24
     1.25
     1.26
     1.27
     1.28
     1.29
     1.30
     1.31
     1.32
     1.33
     1.34
     1.35
     1.36
     1.37
     1.38
     1.39
     1.40
     1.41
     1.42
     1.43


                      FIRST        ORIGINAL     REMAINING
 CONTROL             PAYMENT       INTEREST      INTEREST
  NUMBER               DATE      ONLY PERIOD   ONLY PERIOD   SEASONING
-------------  ----------------- ----------- -------------- -----------
       1             01/01/2004      18            18           0
      1.1
      1.2
      1.3
      1.4
      1.5
      1.6
      1.7
      1.8
      1.9
     1.10
     1.11
     1.12
     1.13
     1.14
     1.15
     1.16
     1.17
     1.18
     1.19
     1.20
     1.21
     1.22
     1.23
     1.24
     1.25
     1.26
     1.27
     1.28
     1.29
     1.30
     1.31
     1.32
     1.33
     1.34
     1.35
     1.36
     1.37
     1.38
     1.39
     1.40
     1.41
     1.42
     1.43

                             MORTGAGE LOAN SCHEDULE


CONTROL           ORIGINAL TERM TO     REMAINING TERM TO        ORIGINAL             REMAINING
NUMBER                MATURITY             MATURITY         AMORTIZATION TERM    AMORTIZATION TERM     PAYMENT DUE DATE
---------------  ------------------  --------------------  -------------------  -------------------  -------------------
       1                 120                  120                  330                  330                   1
      1.1
      1.2
      1.3
      1.4
      1.5
      1.6
      1.7
      1.8
      1.9
     1.10
     1.11
     1.12
     1.13
     1.14
     1.15
     1.16
     1.17
     1.18
     1.19
     1.20
     1.21
     1.22
     1.23
     1.24
     1.25
     1.26
     1.27
     1.28
     1.29
     1.30
     1.31
     1.32
     1.33
     1.34
     1.35
     1.36
     1.37
     1.38
     1.39
     1.40
     1.41
     1.42
     1.43


CONTROL          GRACE DEFAULT      MATURITY DATE OR    SCHEDULED MATURITY
NUMBER               PERIOD                 ARD          OR ARD BALANCE ($)
-------------  ------------------  ------------------- ---------------------
       1                5               12/01/2013           83,917,809
      1.1
      1.2
      1.3
      1.4
      1.5
      1.6
      1.7
      1.8
      1.9
     1.10
     1.11
     1.12
     1.13
     1.14
     1.15
     1.16
     1.17
     1.18
     1.19
     1.20
     1.21
     1.22
     1.23
     1.24
     1.25
     1.26
     1.27
     1.28
     1.29
     1.30
     1.31
     1.32
     1.33
     1.34
     1.35
     1.36
     1.37
     1.38
     1.39
     1.40
     1.41
     1.42
     1.43

                             MORTGAGE LOAN SCHEDULE
                                                                                     SCHEDULED        TOTAL SQ.
CONTROL                                          ANNUAL DEBT     "CUT-OFF DATE    MATURITY OR ARD  FT./UNITS/PADS/      UNIT
NUMBER               PREPAYMENT PROVISION          SERVICE          LTV (%)"       DATE LTV (%)         ROOMS        DESCRIPTION
------------  ---------------------------------  -------------- -------------- ------------------- ---------------- -------------
     1          Lock/24_Defeasance/91_0%/5        7,053,434           47.24            39.73         7,774,995          Sq Ft
    1.1                                                                                              1,027,783          Sq Ft
    1.2                                                                                                481,064          Sq Ft
    1.3                                                                                                413,407          Sq Ft
    1.4                                                                                                359,843          Sq Ft
    1.5                                                                                                295,895          Sq Ft
    1.6                                                                                                233,311          Sq Ft
    1.7                                                                                                172,511          Sq Ft
    1.8                                                                                                115,662          Sq Ft
    1.9                                                                                                170,151          Sq Ft
   1.10                                                                                                122,666          Sq Ft
   1.11                                                                                                118,963          Sq Ft
   1.12                                                                                                150,000          Sq Ft
   1.13                                                                                                116,749          Sq Ft
   1.14                                                                                                113,861          Sq Ft
   1.15                                                                                                141,366          Sq Ft
   1.16                                                                                                 85,154          Sq Ft
   1.17                                                                                                 68,868          Sq Ft
   1.18                                                                                                 79,243          Sq Ft
   1.19                                                                                                112,217          Sq Ft
   1.20                                                                                                 46,338          Sq Ft
   1.21                                                                                                 61,095          Sq Ft
   1.22                                                                                                 43,104          Sq Ft
   1.23                                                                                                 42,766          Sq Ft
   1.24                                                                                                 42,941          Sq Ft
   1.25                                                                                                 62,482          Sq Ft
   1.26                                                                                                 62,457          Sq Ft
   1.27                                                                                                 62,469          Sq Ft
   1.28                                                                                                 36,250          Sq Ft
   1.29                                                                                                 62,659          Sq Ft
   1.30                                                                                                 33,033          Sq Ft
   1.31                                                                                                 33,513          Sq Ft
   1.32                                                                                                 42,971          Sq Ft
   1.33                                                                                                 34,559          Sq Ft
   1.34                                                                                                 21,356          Sq Ft
   1.35                                                                                                 38,500          Sq Ft
   1.36                                                                                                 36,578          Sq Ft
   1.37                                                                                                 31,482          Sq Ft
   1.38                                                                                                 37,996          Sq Ft
   1.39                                                                                                 42,944          Sq Ft
   1.40                                                                                                 24,922          Sq Ft
   1.41                                                                                                 37,846          Sq Ft
   1.42                                                                                                 32,200          Sq Ft
   1.43                                                                                                 59,489          Sq Ft


                       CUT-OFF DATE
   CONTROL            BALANCE PER SQ.
   NUMBER            FT./UNIT/PAD/ROOM  OWNERSHIP INTEREST    LOCKBOX
-----------     ---------------------- ------------------- -------------
       1                      44               Fee         Hard
                                        Simple/Leasehold
      1.1                                  Fee Simple
      1.2                                  Fee Simple
      1.3                                  Fee Simple
      1.4                                  Fee Simple
      1.5                                  Fee Simple
      1.6                                  Fee Simple
      1.7                                  Fee Simple
      1.8                                  Fee Simple
      1.9                                   Leasehold
     1.10                                  Fee Simple
     1.11                                  Fee Simple
     1.12                                   Leasehold
     1.13                                  Fee Simple
     1.14                                  Fee Simple
     1.15                                  Fee Simple
     1.16                                  Fee Simple
     1.17                                  Fee Simple
     1.18                                  Fee Simple
     1.19                                  Fee Simple
     1.20                                  Fee Simple
     1.21                                  Fee Simple
     1.22                                  Fee Simple
     1.23                                  Fee Simple
     1.24                                  Fee Simple
     1.25                                   Leasehold
     1.26                                   Leasehold
     1.27                                   Leasehold
     1.28                                  Fee Simple
     1.29                                  Fee Simple
     1.30                                  Fee Simple
     1.31                                  Fee Simple
     1.32                                  Fee Simple
     1.33                                  Fee Simple
     1.34                                  Fee Simple
     1.35                                  Fee Simple
     1.36                                  Fee Simple
     1.37                                      Fee
                                        Simple/Leasehold
     1.38                                  Fee Simple
     1.39                                  Fee Simple
     1.40                                  Fee Simple
     1.41                                  Fee Simple
     1.42                                  Fee Simple
     1.43                                  Fee Simple

                             MORTGAGE LOAN SCHEDULE
                                   (continued)

 CONTROL    LOAN                       LOAN
  NUMBER    GROUP    LOAN NUMBER    ORIGINATOR            PROPERTY NAME                         ADDRESS
--------- --------  ------------  ------------- ----------------------------- -----------------------------------
   1.44             GA18944-44     GACC         Santa Barbara                     834 State Street
   1.45             GA18944-45     GACC         Charlottesville                   300 East Main Street
   1.46             GA18944-46     GACC         Plaza                             900 South Federal Highway
   1.47             GA18944-47     GACC         Irvine Industrial                 4101 MacArthur Boulevard
   1.48             GA18944-48     GACC         Gardena Main                      1450 West Redondo Beach Boulevard
   1.49             GA18944-49     GACC         Westshore Mall                    100 North Westshore Boulevard
   1.50             GA18944-50     GACC         Inglewood Main Office             330 East Manchester Boulevard
   1.51             GA18944-51     GACC         Jacksonville Ops Center/School    9000 Southside Boulevard
   1.52             GA18944-52     GACC         Jacksonville Ops Center/Daycare   9000 Southside Boulevard
   1.53             GA18944-53     GACC         Bull Street                       22 Bull Street
   1.54             GA18944-54     GACC         Bellingham                        112 East Holly Street
   1.55             GA18944-55     GACC         Lighthouse Point                  2850 North Federal Highway

   1.56             GA18944-56     GACC         Richland                          1007 Knight Street
   1.57             GA18944-57     GACC         North Hollywood                   5025 Lankershim Boulevard
   1.58             GA18944-58     GACC         Ventura Main Office               1130 South Victoria
   1.59             GA18944-59     GACC         Escondido Main Office             220 South Escondido Boulevard
   1.60             GA18944-60     GACC         San Bernadino Main                303 North D Street
   1.61             GA18944-61     GACC         Winter Park                       750 South Orlando Avenue
   1.62             GA18944-62     GACC         Santa Maria Branch                300 Town Center East
   1.63             GA18944-63     GACC         Salinas Main Branch               405 Main Street
   1.64             GA18944-64     GACC         Oak Trafficway Facility           8320 North Oak Trafficway
   1.65             GA18944-65     GACC         Paradise Valley                   1077 East Sahara Avenue
   1.66             GA18944-66     GACC         University                        4701 University Way North East
   1.67             GA18944-67     GACC         Fresno Proof/Vault                2111 Tuolumne Street
   1.68             GA18944-68     GACC         Cordova                           5061 Bayou Boulevard
   1.69             GA18944-69     GACC         Yuba City Branch                  1100 Butte House Road
   1.70             GA18944-70     GACC         Ocala Downtown                    35 South East 1st Avenue
   1.71             GA18944-71     GACC         Roanoke                           302 South Jefferson Street, South
                                                                                  East
   1.72             GA18944-72     GACC         Mesa Main                         63 West Main Street
   1.73             GA18944-73     GACC         Auburn                            900 High Street
   1.74             GA18944-74     GACC         Valdosta Main                     106 South Patterson Street
   1.75             GA18944-75     GACC         Gulf to Bay                       1640 Gulf to Bay Boulevard
   1.76             GA18944-76     GACC         Waco                              514 Austin Avenue
   1.77             GA18944-77     GACC         Yakima Valley Building/BR         101 North 2nd Street
   1.78             GA18944-78     GACC         Lynchburg                         801 Main Street
   1.79             GA18944-79     GACC         El Segundo                        835 North Sepulveda Boulevard
   1.80             GA18944-80     GACC         Mission Facility                  9500 Mission Road
   1.81             GA18944-81     GACC         Aiken Main Office                 167 Laurens Street
   1.82             GA18944-82     GACC         Cartersville Main                 102 East Main Street
   1.83             GA18944-83     GACC         Murfreesboro Main Office          120 East Main Street
   1.84             GA18944-84     GACC         Bremerton                         1000 6th Street South
   1.85             GA18944-85     GACC         Columbia Facility                 800 Cherry Street
   1.86             GA18944-86     GACC         South Austin                      2501 South Congress
   1.87             GA18944-87     GACC         Hampton-Main Facility             4301 and 4400 Hampton Avenue
   1.88             GA18944-88     GACC         Concord Village                   5353 South Lindbergh Boulevard
   1.89             GA18944-89     GACC         East Bakersfield Office           1201 Baker Street
   1.90             GA18944-90     GACC         North Sacramento Branch           1830 Del Paso Boulevard
   1.91             GA18944-91     GACC         Mexico Facility                   222 South Jefferson


 CONTROL
  NUMBER            CITY             STATE        ZIP CODE        COUNTY
-----------   --------------  ---------------  ------------ ----------------
   1.44       Santa Barbara    California        93101      Santa Barbara
   1.45       Charlottesville  Virginia          22902      Charlottesville
   1.46       Stuart           Florida           34994      Martin
   1.47       Newport Beach    California        92660      Orange
   1.48       Gardena          California        90247      Los Angeles
   1.49       Tampa            Florida           33609      Hillsborough
   1.50       Inglewood        California        90301      Los Angeles
   1.51       Jacksonville     Florida           32256      Duval
   1.52       Jacksonville     Florida           32256      Duval
   1.53       Savannah         Georgia           31401      Chatham
   1.54       Bellingham       Washington        98255      Whatcom
   1.55       Lighthouse       Florida           33064      Broward
              Point
   1.56       Richland         Washington        99352      Benton
   1.57       North Hollywood  California        91601      Los Angeles
   1.58       Ventura          California        93003      Ventura
   1.59       Escondido        California        92025      San Diego
   1.60       San Bernardino   California        92418      San Bernadino
   1.61       Winter Park      Florida           32789      Orange
   1.62       Santa Maria      California        93454      Santa Barbara
   1.63       Salinas          California        93901      Monterey
   1.64       Kansas City      Missouri          64118      Clay
   1.65       Las Vegas        Nevada            89104      Clark
   1.66       Seattle          Washington        98105      King
   1.67       Fresno           California        93721      Fresno
   1.68       Pensacola        Florida           32503      Escambia
   1.69       Yuba City        California        95991      Sutter
   1.70       Ocala            Florida           34471      Marion
   1.71       Roanoke          Virginia          24011      Roanoke City

   1.72       Mesa             Arizona           85201      Maricopa
   1.73       Auburn           California        95603      Placer
   1.74       Valdosta         Georgia           31601      Lowndes
   1.75       Clearwater       Florida           33755      Pinellas
   1.76       Waco             Texas             76701      McLennan
   1.77       Yakima           Washington        98901      Yakima
   1.78       Lynchburg        Virginia          24504      Lynchburg City
   1.79       El Segundo       California        90245      Los Angeles
   1.80       Overland Park    Kansas            66206      Johnson
   1.81       Aiken            South Carolina    29801      Aiken
   1.82       Cartersville     Georgia           30120      Bartow
   1.83       Murfreesboro     Tennessee         37130      Rutherford
   1.84       Bremerton        Washington        98337      Kitsap
   1.85       Columbia         Missouri          65201      Boone
   1.86       Austin           Texas             78704      Travis
   1.87       St. Louis        Missouri          63109      St. Louis
   1.88       St. Louis        Missouri          63126      St. Louis
   1.89       Bakersfield      California        93305      Kern
   1.90       Sacramento       California        95815      Sacramento
   1.91       Mexico           Missouri          65265      Audrain

                             MORTGAGE LOAN SCHEDULE

  CONTROL   RELATED     ORIGINAL      CURRENT     INTEREST   ADMIN.
  NUMBER     GROUPS   BALANCE ($)   BALANCE ($)     RATE %     FEE %    ACCRUAL TYPE      AMORTIZATION TYPE      NOTE DATE
----------- -------- ------------ -------------- ---------- ---------- -------------- ----------------------- --------------
   1.44
   1.45
   1.46
   1.47
   1.48
   1.49
   1.50
   1.51
   1.52
   1.53
   1.54
   1.55
   1.56
   1.57
   1.58
   1.59
   1.60
   1.61
   1.62
   1.63
   1.64
   1.65
   1.66
   1.67
   1.68
   1.69
   1.70
   1.71
   1.72
   1.73
   1.74
   1.75
   1.76
   1.77
   1.78
   1.79
   1.80
   1.81
   1.82
   1.83
   1.84
   1.85
   1.86
   1.87
   1.88
   1.89
   1.90
   1.91


CONTROL       FIRST       ORIGINAL INTEREST  REMAINING INTEREST
NUMBER    PAYMENT DATE       ONLY PERIOD       ONLY PERIOD          SEASONING
-------  --------------- ------------------ -------------------- --------------
   1.44
   1.45
   1.46
   1.47
   1.48
   1.49
   1.50
   1.51
   1.52
   1.53
   1.54
   1.55
   1.56
   1.57
   1.58
   1.59
   1.60
   1.61
   1.62
   1.63
   1.64
   1.65
   1.66
   1.67
   1.68
   1.69
   1.70
   1.71
   1.72
   1.73
   1.74
   1.75
   1.76
   1.77
   1.78
   1.79
   1.80
   1.81
   1.82
   1.83
   1.84
   1.85
   1.86
   1.87
   1.88
   1.89
   1.90
   1.91

                             MORTGAGE LOAN SCHEDULE


    CONTROL       ORIGINAL TERM TO     REMAINING TERM TO        ORIGINAL             REMAINING
    NUMBER            MATURITY             MATURITY         AMORTIZATION TERM    AMORTIZATION TERM     PAYMENT DUE DATE
--------------  ------------------- --------------------- --------------------- -------------------- -------------------
     1.44
     1.45
     1.46
     1.47
     1.48
     1.49
     1.50
     1.51
     1.52
     1.53
     1.54
     1.55
     1.56
     1.57
     1.58
     1.59
     1.60
     1.61
     1.62
     1.63
     1.64
     1.65
     1.66
     1.67
     1.68
     1.69
     1.70
     1.71
     1.72
     1.73
     1.74
     1.75
     1.76
     1.77
     1.78
     1.79
     1.80
     1.81
     1.82
     1.83
     1.84
     1.85
     1.86
     1.87
     1.88
     1.89
     1.90
     1.91


    CONTROL        GRACE DEFAULT      MATURITY DATE OR    SCHEDULED MATURITY
    NUMBER            PERIOD                 ARD          OR ARD BALANCE ($)
------------- ------------------- --------------------- ---------------------
     1.44
     1.45
     1.46
     1.47
     1.48
     1.49
     1.50
     1.51
     1.52
     1.53
     1.54
     1.55
     1.56
     1.57
     1.58
     1.59
     1.60
     1.61
     1.62
     1.63
     1.64
     1.65
     1.66
     1.67
     1.68
     1.69
     1.70
     1.71
     1.72
     1.73
     1.74
     1.75
     1.76
     1.77
     1.78
     1.79
     1.80
     1.81
     1.82
     1.83
     1.84
     1.85
     1.86
     1.87
     1.88
     1.89
     1.90
     1.91

                             MORTGAGE LOAN SCHEDULE

                                                                                    SCHEDULED         TOTAL SQ.
    CONTROL                                      ANNUAL DEBT     "CUT-OFF DATE    MATURITY OR ARD  FT./UNITS/PADS/      UNIT
    NUMBER           PREPAYMENT PROVISION          SERVICE          LTV (%)"       DATE LTV (%)         ROOMS        DESCRIPTION
--------------    -------------------------  ----------------  ---------------- ------------------ ---------------- ---------------
     1.44                                                                                               24,406          Sq Ft
     1.45                                                                                               57,945          Sq Ft
     1.46                                                                                               35,389          Sq Ft
     1.47                                                                                               21,511          Sq Ft
     1.48                                                                                               27,906          Sq Ft
     1.49                                                                                               20,740          Sq Ft
     1.50                                                                                               28,909          Sq Ft
     1.51                                                                                               21,879          Sq Ft
     1.52                                                                                               21,425          Sq Ft
     1.53                                                                                               23,969          Sq Ft
     1.54                                                                                               24,361          Sq Ft
     1.55                                                                                               25,659          Sq Ft
     1.56                                                                                               25,878          Sq Ft
     1.57                                                                                               22,780          Sq Ft
     1.58                                                                                               21,576          Sq Ft
     1.59                                                                                               22,400          Sq Ft
     1.60                                                                                               46,273          Sq Ft
     1.61                                                                                               32,951          Sq Ft
     1.62                                                                                               20,956          Sq Ft
     1.63                                                                                               20,967          Sq Ft
     1.64                                                                                               34,145          Sq Ft
     1.65                                                                                               19,908          Sq Ft
     1.66                                                                                               20,076          Sq Ft
     1.67                                                                                               22,065          Sq Ft
     1.68                                                                                               27,585          Sq Ft
     1.69                                                                                               18,900          Sq Ft
     1.70                                                                                               31,532          Sq Ft
     1.71                                                                                               27,726          Sq Ft
     1.72                                                                                               20,847          Sq Ft
     1.73                                                                                               15,900          Sq Ft
     1.74                                                                                               29,343          Sq Ft
     1.75                                                                                               17,191          Sq Ft
     1.76                                                                                               34,108          Sq Ft
     1.77                                                                                               28,702          Sq Ft
     1.78                                                                                               63,374          Sq Ft
     1.79                                                                                               13,117          Sq Ft
     1.80                                                                                               24,945          Sq Ft
     1.81                                                                                               20,918          Sq Ft
     1.82                                                                                               21,455          Sq Ft
     1.83                                                                                               25,655          Sq Ft
     1.84                                                                                               20,435          Sq Ft
     1.85                                                                                               20,094          Sq Ft
     1.86                                                                                               26,417          Sq Ft
     1.87                                                                                               24,416          Sq Ft
     1.88                                                                                               20,429          Sq Ft
     1.89                                                                                               14,860          Sq Ft
     1.90                                                                                               14,437          Sq Ft
     1.91                                                                                               25,669          Sq Ft


                      CUT-OFF DATE
    CONTROL          BALANCE PER SQ.
    NUMBER          FT./UNIT/PAD/ROOM   OWNERSHIP INTEREST      LOCKBOX
--------------- ---------------------- --------------------- ---------------
     1.44                                   Fee Simple
     1.45                                   Fee Simple
     1.46                                   Fee Simple
     1.47                                   Fee Simple
     1.48                                   Fee Simple
     1.49                                   Fee Simple
     1.50                                   Fee Simple
     1.51                                   Fee Simple
     1.52                                   Fee Simple
     1.53                                   Fee Simple
     1.54                                   Fee Simple
     1.55                                   Fee Simple
     1.56                                   Fee Simple
     1.57                                   Fee Simple
     1.58                                   Fee Simple
     1.59                                   Fee Simple
     1.60                                   Fee Simple
     1.61                                   Fee Simple
     1.62                                   Fee Simple
     1.63                                   Fee Simple
     1.64                                   Fee Simple
     1.65                                   Fee Simple
     1.66                                   Fee Simple
     1.67                                   Fee Simple
     1.68                                   Fee Simple
     1.69                                   Fee Simple
     1.70                                   Fee Simple
     1.71                                   Fee Simple
     1.72                                   Fee Simple
     1.73                                   Fee Simple
     1.74                                   Fee Simple
     1.75                                   Fee Simple
     1.76                                   Fee Simple
     1.77                                   Fee Simple
     1.78                                   Fee Simple
     1.79                                   Fee Simple
     1.80                                   Fee Simple
     1.81                                   Fee Simple
     1.82                                   Fee Simple
     1.83                                   Fee Simple
     1.84                                   Fee Simple
     1.85                                   Fee Simple
     1.86                                   Fee Simple
     1.87                                   Fee Simple
     1.88                                   Fee Simple
     1.89                                   Fee Simple
     1.90                                   Fee Simple
     1.91                                   Fee Simple

                             MORTGAGE LOAN SCHEDULE
                                  (continued)


  CONTROL   LOAN                      LOAN
  NUMBER    GROUP    LOAN NUMBER    ORIGINATOR            PROPERTY NAME                   ADDRESS                      CITY
---------  -------- ------------- ------------- -------------------------- ----------------------------------- --------------------
   1.92             GA18944-92     GACC         Coeur D'alene Building/BR   401 Front Street                     Coeur D'Alene
   1.93             GA18944-93     GACC         Cedar & Shields             3435 North Cedar Avenue              Fresno
   1.94             GA18944-94     GACC         Sepulveda-Devonshire BR     10300-10306 Sepul Veda Boulevard     Mission Hills
   1.95             GA18944-95     GACC         North Biscayne              11755 Biscayne Boulevard             North Miami
   1.96             GA18944-96     GACC         William Street Facility     2001 William Street                  Cape Girardeau
   1.97             GA18944-97     GACC         Stockdale                   5021 California Avenue               Bakersfield
   1.98             GA18944-98     GACC         Walla Walla                 111 West Main Street                 Walla Walla
   1.99             GA18944-99     GACC         Fort Worth East             5651 East Lancaster Avenue           Fort Worth
  1.100             GA18944-100    GACC         Port Charlotte              21175 Olean Boulevard                Port Charlotte
  1.101             GA18944-101    GACC         Florissant Facility         880 Rue St. Francois                 Florissant
  1.102             GA18944-102    GACC         East Central Facility       4401 Central Avenue North East       Albuquerque
  1.103             GA18944-103    GACC         Independence Square         129 West Lexington                   Independence
  1.104             GA18944-104    GACC         Henderson                   107 Water Street                     Henderson
  1.105             GA18944-105    GACC         Calwa                       2611 South Cedar Avenue              Fresno
  1.106             GA18944-106    GACC         Torrance Sartori            1255 Sartori Avenue                  Torrance
  1.107             GA18944-107    GACC         Bixby-Atlantic              3804 Atlantic Avenue                 Long Beach
  1.108             GA18944-108    GACC         Lincoln Heights Branch      2400 North Broadway                  Los Angeles
  1.109             GA18944-109    GACC         Oak Park Branch             3810 Broadway                        Sacramento
  1.110             GA18944-110    GACC         San Jose                    3535 University Boulevard West       Jacksonville
  1.111             GA18944-111    GACC         Carrollton                  1101 South Josey Lane                Carrollton
  1.112             GA18944-112    GACC         Lynwood Branch              3505 East Imperial Highway           Lynwood
  1.113             GA18944-113    GACC         Palmdale Branch             839 East Palmdale Boulevard          Palmdale
  1.114             GA18944-114    GACC         Dumas Banking Center        501 Bliss Avenue                     Dumas
  1.115             GA18944-115    GACC         Old Hampton                 1 West Queens Way                    Hampton
  1.116             GA18944-116    GACC         Moses Lake                  103 East 3rd Avenue                  Moses Lake
  1.117             GA18944-117    GACC         Dalhart Banking Center      323 Denver Avenue                    Dalhart
  1.118             GA18944-118    GACC         Willow-Daisy Branch         600 West Willow Street               Long Beach
  1.119             GA18944-119    GACC         North Hialeah               1 East 49th Street                   Hialeah
  1.120             GA18944-120    GACC         South Glenstone Facility    2940 South Glenstone                 Springfield
  1.121             GA18944-121    GACC         Admiral                     5950 East Admiral Place              Tulsa
  1.122             GA18944-122    GACC         North Wenatchee             830 North Wenatchee Avenue           Wenatchee
  1.123             GA18944-123    GACC         Denison                     300 West Main Street                 Denison
  1.124             GA18944-124    GACC         Moultrie Main               300 South Main Street                Moultrie
  1.125             GA18944-125    GACC         Brownwood                   One Center Avenue                    Brownwood
  1.126             GA18944-126    GACC         Penn Street Facility        501 Pennsylvania Avenue              Independence
  1.127             GA18944-127    GACC         Mount Pleasant              302 North Jefferson Avenue           Mt. Pleasant
  1.128             GA18944-128    GACC         Ridgewood                   231 South Ridgewood Drive            Sebring
  1.129             GA18944-129    GACC         East Compton Branch         518 South Long Beach Boulevard       Compton
  1.130             GA18944-130    GACC         Pasco                       350 West Lewis Street                Pasco
  1.131             GA18944-131    GACC         Port Angeles                102 East Front Street                Port Angeles
  1.132             GA18944-132    GACC         Harrison Main               204 East Rush                        Harrison
  1.133             GA18944-133    GACC         Downtown Palmetto           700 8th Avenue West                  Palmetto
  1.134             GA18944-134    GACC         Mission                     1101 North Conway                    Mission
  1.135             GA18944-135    GACC         Forks                       481 South Forks Avenue               Forks
  1.136             GA18944-136    GACC         Pico-Vermont Branch         1232 South Vermont Avenue            Los Angeles
  1.137             GA18944-137    GACC         Albany Main Office          128 South Washington Street          Albany
  1.138             GA18944-138    GACC         Winder (BS)                 102 North Broad Street               Winder
  1.139             GA18944-139    GACC         Highlandtown - BAL          3415/17 Eastern Avenue               Baltimore


  CONTROL
  NUMBER            STATE        ZIP CODE        COUNTY
------------  ----------------  ---------- ------------------
   1.92        Idaho             83814      Kootenai
   1.93        California        93726      Fresno
   1.94        California        91345      Los Angeles
   1.95        Florida           33181      Miami-Dade
   1.96        Missouri          63703      Cape Girardeau
   1.97        California        93309      Kern
   1.98        Washington        99362      Walla Walla
   1.99        Texas             76112      Tarrant
  1.100        Florida           33952      Charlotte
  1.101        Missouri          63031      Saint Louis
  1.102        New Mexico        87108      Bernalillo
  1.103        Missouri          64050      Jackson
  1.104        Nevada            89015      Clark
  1.105        California        93725      Fresno
  1.106        California        90501      Los Angeles
  1.107        California        90807      Los Angeles
  1.108        California        90031      Los Angeles
  1.109        California        95817      Sacramento
  1.110        Florida           32217      Duval
  1.111        Texas             75006      Dallas
  1.112        California        90262      Los Angeles
  1.113        California        93550      Los Angeles
  1.114        Texas             79029      Moore
  1.115        Virginia          23669      Hampton City
  1.116        Washington        98837      Grant
  1.117        Texas             79022      Dallam
  1.118        California        90806      Los Angeles
  1.119        Florida           33013      Miami-Dade
  1.120        Missouri          65804      Greene
  1.121        Oklahoma          74115      Tulsa
  1.122        Washington        98801      Chelan
  1.123        Texas             75020      Grayson
  1.124        Georgia           31768      Colquitt
  1.125        Texas             76801      Brown
  1.126        Kansas            67301      Montgomery
  1.127        Texas             75455      Titus
  1.128        Florida           33870      Highlands
  1.129        California        90221      Los Angeles
  1.130        Washington        99301      Franklin
  1.131        Washington        98362      Clallam
  1.132        Arkansas          72601      Boone
  1.133        Florida           34221      Manatee
  1.134        Texas             78572      Hidalgo
  1.135        Washington        98331      Clallam
  1.136        California        90006      Los Angeles
  1.137        Georgia           31701      Dougherty
  1.138        Georgia           30680      Barrow
  1.139        Maryland          21224      Baltimore City

                             MORTGAGE LOAN SCHEDULE

   CONTROL   RELATED     ORIGINAL      CURRENT     INTEREST   ADMIN.
  NUMBER     GROUPS   BALANCE ($)   BALANCE ($)     RATE %     FEE %    ACCRUAL TYPE      AMORTIZATION TYPE      NOTE DATE
----------- -------- ------------- -------------- ---------- -------- ---------------- ---------------------- ---------------
   1.92
   1.93
   1.94
   1.95
   1.96
   1.97
   1.98
   1.99
   1.100
   1.101
   1.102
   1.103
   1.104
   1.105
   1.106
   1.107
   1.108
   1.109
   1.110
   1.111
   1.112
   1.113
   1.114
   1.115
   1.116
   1.117
   1.118
   1.119
   1.120
   1.121
   1.122
   1.123
   1.124
   1.125
   1.126
   1.127
   1.128
   1.129
   1.130
   1.131
   1.132
   1.133
   1.134
   1.135
   1.136
   1.137
   1.138
   1.139


 CONTROL       FIRST PAYMENT  ORIGINAL INTEREST   REMAINING INTEREST
  NUMBER            DATE         ONLY PERIOD         ONLY PERIOD       SEASONING
-----------  --------------- ------------------ --------------------- ----------
   1.92
   1.93
   1.94
   1.95
   1.96
   1.97
   1.98
   1.99
   1.100
   1.101
   1.102
   1.103
   1.104
   1.105
   1.106
   1.107
   1.108
   1.109
   1.110
   1.111
   1.112
   1.113
   1.114
   1.115
   1.116
   1.117
   1.118
   1.119
   1.120
   1.121
   1.122
   1.123
   1.124
   1.125
   1.126
   1.127
   1.128
   1.129
   1.130
   1.131
   1.132
   1.133
   1.134
   1.135
   1.136
   1.137
   1.138
   1.139

                             MORTGAGE LOAN SCHEDULE


  CONTROL       ORIGINAL TERM TO       REMAINING TERM TO        ORIGINAL             REMAINING
  NUMBER            MATURITY               MATURITY         AMORTIZATION TERM    AMORTIZATION TERM     PAYMENT DUE DATE
-----------  ---------------------- -------------------- -------------------- ---------------------- --------------------
   1.92
   1.93
   1.94
   1.95
   1.96
   1.97
   1.98
   1.99
   1.100
   1.101
   1.102
   1.103
   1.104
   1.105
   1.106
   1.107
   1.108
   1.109
   1.110
   1.111
   1.112
   1.113
   1.114
   1.115
   1.116
   1.117
   1.118
   1.119
   1.120
   1.121
   1.122
   1.123
   1.124
   1.125
   1.126
   1.127
   1.128
   1.129
   1.130
   1.131
   1.132
   1.133
   1.134
   1.135
   1.136
   1.137
   1.138
   1.139


  CONTROL            GRACE DEFAULT      MATURITY DATE OR    SCHEDULED MATURITY
  NUMBER                PERIOD                 ARD          OR ARD BALANCE ($)
-------------    ------------------- -------------------- ----------------------
   1.92
   1.93
   1.94
   1.95
   1.96
   1.97
   1.98
   1.99
   1.100
   1.101
   1.102
   1.103
   1.104
   1.105
   1.106
   1.107
   1.108
   1.109
   1.110
   1.111
   1.112
   1.113
   1.114
   1.115
   1.116
   1.117
   1.118
   1.119
   1.120
   1.121
   1.122
   1.123
   1.124
   1.125
   1.126
   1.127
   1.128
   1.129
   1.130
   1.131
   1.132
   1.133
   1.134
   1.135
   1.136
   1.137
   1.138
   1.139

                             MORTGAGE LOAN SCHEDULE

                                                                                     SCHEDULED        TOTAL SQ.
  CONTROL                                        ANNUAL DEBT     "CUT-OFF DATE    MATURITY OR ARD  FT./UNITS/PADS/      UNIT
  NUMBER           PREPAYMENT PROVISION            SERVICE          LTV (%)"       DATE LTV (%)         ROOMS        DESCRIPTION
------------    ---------------------------- ---------------- ------------------ ----------------- ---------------- ---------------
   1.92                                                                                                 18,229          Sq Ft
   1.93                                                                                                 14,539          Sq Ft
   1.94                                                                                                 16,178          Sq Ft
   1.95                                                                                                 26,186          Sq Ft
   1.96                                                                                                 29,301          Sq Ft
   1.97                                                                                                 16,000          Sq Ft
   1.98                                                                                                 14,450          Sq Ft
   1.99                                                                                                 28,562          Sq Ft
   1.100                                                                                                13,119          Sq Ft
   1.101                                                                                                21,600          Sq Ft
   1.102                                                                                                23,855          Sq Ft
   1.103                                                                                                32,530          Sq Ft
   1.104                                                                                                12,642          Sq Ft
   1.105                                                                                                12,971          Sq Ft
   1.106                                                                                                16,200          Sq Ft
   1.107                                                                                                11,937          Sq Ft
   1.108                                                                                                16,285          Sq Ft
   1.109                                                                                                10,560          Sq Ft
   1.110                                                                                                10,670          Sq Ft
   1.111                                                                                                12,853          Sq Ft
   1.112                                                                                                12,720          Sq Ft
   1.113                                                                                                13,278          Sq Ft
   1.114                                                                                                19,176          Sq Ft
   1.115                                                                                                24,059          Sq Ft
   1.116                                                                                                16,540          Sq Ft
   1.117                                                                                                21,292          Sq Ft
   1.118                                                                                                10,736          Sq Ft
   1.119                                                                                                10,212          Sq Ft
   1.120                                                                                                15,946          Sq Ft
   1.121                                                                                                19,088          Sq Ft
   1.122                                                                                                11,413          Sq Ft
   1.123                                                                                                23,236          Sq Ft
   1.124                                                                                                22,692          Sq Ft
   1.125                                                                                                22,643          Sq Ft
   1.126                                                                                                24,150          Sq Ft
   1.127                                                                                                21,710          Sq Ft
   1.128                                                                                                31,699          Sq Ft
   1.129                                                                                                10,990          Sq Ft
   1.130                                                                                                23,709          Sq Ft
   1.131                                                                                                16,187          Sq Ft
   1.132                                                                                                23,521          Sq Ft
   1.133                                                                                                28,909          Sq Ft
   1.134                                                                                                12,079          Sq Ft
   1.135                                                                                                12,327          Sq Ft
   1.136                                                                                                10,660          Sq Ft
   1.137                                                                                                35,610          Sq Ft
   1.138                                                                                                11,500          Sq Ft
   1.139                                                                                                28,484          Sq Ft


                  CUT-OFF DATE
  CONTROL        BALANCE PER SQ.
  NUMBER        FT./UNIT/PAD/ROOM   OWNERSHIP INTEREST      LOCKBOX
--------  ------------------------ --------------------- ---------------
   1.92                                 Fee Simple
   1.93                                 Fee Simple
   1.94                                 Fee Simple
   1.95                                 Fee Simple
   1.96                                 Fee Simple
   1.97                                 Fee Simple
   1.98                                 Fee Simple
   1.99                                 Fee Simple
   1.100                                Fee Simple
   1.101                                Fee Simple
   1.102                                Fee Simple
   1.103                                Fee Simple
   1.104                                Fee Simple
   1.105                                Fee Simple
   1.106                                Fee Simple
   1.107                                Fee Simple
   1.108                                Fee Simple
   1.109                                Fee Simple
   1.110                                Fee Simple
   1.111                                Fee Simple
   1.112                                Fee Simple
   1.113                                Fee Simple
   1.114                                Fee Simple
   1.115                                Fee Simple
   1.116                                Fee Simple
   1.117                                Fee Simple
   1.118                                Fee Simple
   1.119                                Fee Simple
   1.120                                Fee Simple
   1.121                                Fee Simple
   1.122                                Fee Simple
   1.123                                Fee Simple
   1.124                                Fee Simple
   1.125                                Fee Simple
   1.126                                Fee Simple
   1.127                                Fee Simple
   1.128                                Fee Simple
   1.129                                Fee Simple
   1.130                                Fee Simple
   1.131                                Fee Simple
   1.132                                Fee Simple
                                    Fee Simple/Leashold
   1.133                                Fee Simple
   1.134                                Fee Simple
   1.135                                Fee Simple
   1.136                                Fee Simple
   1.137                                Fee Simple
   1.138                                Fee Simple
   1.139                                Fee Simple

                             MORTGAGE LOAN SCHEDULE
                                   (continued)

  CONTROL   LOAN                      LOAN
  NUMBER    GROUP    LOAN NUMBER    ORIGINATOR            PROPERTY NAME                         ADDRESS                      CITY
 --------- ------- --------------  ------------ -----------------------------  -------------------------------- --------------------
  1.140             GA18944-140    GACC         South Boston                      606 Broad Street                    South Boston
  1.141             GA18944-141    GACC         Downtown Facility                 210 West 8th Street                 Rolla
  1.142             GA18944-142    GACC         Norton - 7th Street               702 Park Avenue North West          Norton
  1.143             GA18944-143    GACC         Lexington Facility                1016 Main Street                    Lexington
  1.144             GA18944-144    GACC         Clermont                          690 East Highway 50                 Clermont
  1.145             GA18944-145    GACC         Camelback Uptown                  51 East Camelback Road              Phoenix
  1.146             GA18944-146    GACC         Red Bluff Branch                  955 Main Street                     Red Bluff
  1.147             GA18944-147    GACC         Hollywood/Tyler                   1900 Tyler Street                   Hollywood
  1.148             GA18944-148    GACC         Richland Facility                 112 McClurg                         Richland
  1.149             GA18944-149    GACC         West Sunshine Facility            710 West Sunshine                   Springfield
  1.150             GA18944-150    GACC         Muskogee Main Facility            230 West Broadway                   Muskogee
  1.151             GA18944-151    GACC         Aransas Pass (CCNB)               221 South Commercial                Aransas Pass
  1.152             GA18944-152    GACC         Aberdeen Building/BR              101 East Market Street              Aberdeen
    5         1     DBM18741       GACC         Union Center Plaza V              840 1st Street                      Washington
    9         1     DBM18791       GACC         Town Center at Virginia Beach     222 Central Park Avenue             Virginia Beach
    13        2     DBM19231       GACC         Wiener Apartment Portfolio VI     Various                             Bronx
   13.1             DBM19231-1     GACC         2280-2300 Olinville Avenue        2280-2300 Olinville Avenue          Bronx
   13.2             DBM19231-2     GACC         3424-3425 Kingsbridge Avenue      3424-3425 Kingsbridge Avenue        Bronx
   13.3             DBM19231-3     GACC         2440 Olinville Avenue             2440 Olinville Avenue               Bronx
    17        1     DBM18821       GACC         Rainbow Corporate Center          777 North Rainbow Boulevard         Las Vegas
    23        1     DBM19086       GACC         Pavilion at Rockville Center      199 East Montgomery Avenue          Rockville
    27        1     DBM18617       GACC         Shaw's Lewiston                   27 East Avenue                      Lewiston
    28        2     DBM19044       GACC         Westhollow Park Apartments        2503 Panagard                       Houston
    29        1     DBM19191       GACC         Rancho Vista Phases I & II        1251-1281 & 1240-1280 Activity      Vista
                                                                                  Drive, 1300, 1311 Specialty Drive
    30        2     DBM19002       GACC         Cascade Heights Apartments        1150 Union Avenue Northeast         Renton
    33        2     DBM19227       GACC         Springtree Meadows Apartments     4001 North University Drive         Sunrise
    36        2     DBM19351       GACC         Mallard Pointe Apartments         802 45th Street North East          Auburn
    37        1     DBM18871       GACC         Balboa Medical Plaza              10605 Balboa Boulevard              Granada Hills
    39        2     DBM19222       GACC         Pinewood Apartments               501-532 Lynnehaven Drive            Hagerstown
    41        1     DBM18567       GACC         1720 Eye Street                   1720 Eye Street                     Washington
    45        2     DBM19211       GACC         Brittany Knoll Apartments         Stuart's Draft Highway              Stuart's Draft
    51        2     DBM19166       GACC         Waterford Place II Apartments     2760-2794 Stantonsburg Road         Greenville
    59        1     DBM18866       GACC         Center Pointe                     19762 MacArthur Boulevard           Irvine
    63        1     DBM19016       GACC         Walgreens San Antonio             21002 U.S. Highway 281 North        San Antonio
    65        2     DBM19207       GACC         Cottages of Martinsburg           104 Cottage Road                    Martinsburg
    68        1     DBM18956       GACC         Flamingo Park III                 12064-12090 Miramar Parkway         Miramar
    71        1     DBM19162       GACC         Morrisville Shopping Center       333 Morrisville-Carpenter Road      Morrisville
    73        1     DBM18997       GACC         Walgreens Meridian                1415 24th Avenue                    Meridian
    74        1     DBM18998       GACC         Walgreens Hattiesburg             5093 Hardy Street                   Hattiesburg
    78        2     DBM18985       GACC         Wexford Apartments                3041-3191 9th Street                Marion


 CONTROL
 NUMBER          STATE        ZIP CODE        COUNTY
--------- --------------- ------------ ----------------
 1.140     Virginia          24592      Halifax
 1.141     Missouri          65401      Phelps
 1.142     Virginia          24273      Norton City
 1.143     Missouri          64607      Lafayette
 1.144     Florida           34711      Lake
 1.145     Arizona           85012      Maricopa
 1.146     California        96080      Tehama
 1.147     Florida           33020      Broward
 1.148     Missouri          65556      Pulaski
 1.149     Missouri          65807      Greene
 1.150     Oklahoma          74401      Muskogee
 1.151     Texas             78336      Asansas/San
                                        Patricio
 1.152     Washington        98520      Grays Harbor
   5       District of       20002      District of
           Columbia                     Columbia
   9       Virginia          23462      Virginia Beach City
   13      New York          Various    Bronx
  13.1     New York          10467      Bronx
  13.2     New York          10463      Bronx
  13.3     New York          10467      Bronx
   17      Nevada            89107      Clark
   23      Maryland          20850      Montgomery
   27      Maine             04240      Androscoggin
   28      Texas             77082      Harris
   29      California        92083      San Diego
   30      Washington        98059      King
   33      Florida           33351      Broward
   36      Washington        98002      King
   37      California        91344      Los Angeles
   39      Maryland          21742      Washington
   41      District of       20006      District of
           Columbia                     Columbia
   45      Virginia          24477      Augusta
   51      North Carolina    27834      Pitt
   59      California        92612      Orange
   63      Texas             78259      Bexar
   65      West Virginia     25401      Berkeley
   68      Florida           33025      Broward
   71      North Carolina    27560      Wake
   73      Mississippi       39301      Lauderdale
   74      Mississippi       39401      Lamar
   78      Iowa              52302      Linn

                             MORTGAGE LOAN SCHEDULE


  CONTROL   RELATED     ORIGINAL      CURRENT     INTEREST   ADMIN.
  NUMBER     GROUPS   BALANCE ($)   BALANCE ($)     RATE %     FEE %    ACCRUAL TYPE      AMORTIZATION TYPE      NOTE DATE
---------- --------- ------------- ------------- ----------- --------- ---------------  --------------------- ---------------
   1.140
   1.141
   1.142
   1.143
   1.144
   1.145
   1.146
   1.147
   1.148
   1.149
   1.150
   1.151
   1.152
     5                65,000,000   64,857,875     5.17600    0.0318     Actual/360    Amortizing Balloon        09/09/2003
     9                45,000,000   44,923,470     6.32000    0.0318     Actual/360    Amortizing Balloon        10/01/2003
    13                29,690,000   29,654,061     4.96000    0.0318     Actual/360    Amortizing Balloon        10/10/2003
   13.1
   13.2
   13.3
    17                22,000,000   21,960,222     6.05000    0.0318     Actual/360    Amortizing Balloon        09/25/2003
    23                15,800,000   15,800,000     5.52000    0.0318     Actual/360    Amortizing Balloon        11/26/2003
    27                14,010,900   13,972,676     6.54000    0.0318     Actual/360    Fully Amortizing          09/08/2003
    28                13,850,000   13,850,000     5.12000    0.0318     Actual/360    Interest Only, then       10/27/2003
    29                13,350,000   13,350,000     6.11000    0.0318     Actual/360    Interest Only, then       11/13/2003
    30      Group A   12,317,189   12,276,750     5.29000    0.0318     Actual/360    Amortizing Balloon        08/29/2003
    33                11,760,000   11,736,362     5.57000    0.0318     Actual/360    Amortizing Balloon        09/25/2003
    36      Group A   11,200,000   11,200,000     5.22000    0.0318     Actual/360    Interest Only, then       10/28/2003
    37                11,100,000   11,070,366     6.28000    0.0318     Actual/360    Amortizing Balloon        08/21/2003
    39                10,600,000   10,589,079     5.82000    0.0318     Actual/360    Amortizing Balloon        10/30/2003
    41                10,000,000   9,981,011      5.83000    0.0318     Actual/360    Amortizing Balloon        09/17/2003
    45                8,300,000    8,283,959      5.75000    0.0318     Actual/360    Amortizing Balloon        09/29/2003
    51                6,500,000    6,493,951      6.35000    0.0318     Actual/360    Amortizing Balloon        10/10/2003
    59                4,875,000    4,875,000      5.32000    0.0318     Actual/360    Interest Only, then       08/07/2003
    63                3,907,500    3,892,211      6.91000    0.0318     Actual/360    Fully Amortizing          08/29/2003
    65                3,650,000    3,646,780      6.62500    0.0618     Actual/360    Amortizing Balloon        10/31/2003
    68                3,200,000    3,190,302      5.68000    0.0318     Actual/360    Amortizing Balloon        08/29/2003
    71                2,740,000    2,737,504      6.46000    0.0318     Actual/360    Amortizing Balloon        10/21/2003
    73      Group D   2,420,000    2,398,268      5.63000    0.0318     Actual/360    Fully Amortizing          07/30/2003
    74      Group D   2,220,000    2,200,064      5.63000    0.0318     Actual/360    Fully Amortizing          07/30/2003
    78                1,750,000    1,746,566      5.68000    0.0618     Actual/360    Amortizing Balloon        09/03/2003


                             ORIGINAL         REMAINING
  CONTROL      FIRST       INTEREST ONLY    INTEREST ONLY
  NUMBER    PAYMENT DATE      PERIOD            PERIOD       SEASONING
--------- -------------- ---------------- ---------------- ------------

   1.140
   1.141
   1.142
   1.143
   1.144
   1.145
   1.146
   1.147
   1.148
   1.149
   1.150
   1.151
   1.152
     5      11/01/2003                                           2
     9      11/01/2003                                           2
    13      12/01/2003                                           1
   13.1
   13.2
   13.3
    17      11/01/2003                                           2
    23      01/01/2004                                           0
    27      11/01/2003                                           2
    28      12/01/2003          12                11             1
    29      01/01/2004          12                12             0
    30      10/01/2003                                           3
    33      11/01/2003                                           2
    36      12/01/2003          36                35             1
    37      10/01/2003                                           3
    39      12/01/2003                                           1
    41      11/01/2003                                           2
    45      11/01/2003                                           2
    51      12/01/2003                                           1
    59      10/01/2003          12                9              3
    63      10/01/2003                                           3
    65      12/01/2003                                           1
    68      10/01/2003                                           3
    71      12/01/2003                                           1
    73      09/01/2003                                           4
    74      09/01/2003                                           4
    78      11/01/2003                                           2

                             MORTGAGE LOAN SCHEDULE


  CONTROL       ORIGINAL TERM TO       REMAINING TERM TO        ORIGINAL             REMAINING
  NUMBER            MATURITY               MATURITY         AMORTIZATION TERM    AMORTIZATION TERM     PAYMENT DUE DATE
-----------   --------------------  --------------------- --------------------- --------------------- -------------------
   1.140
   1.141
   1.142
   1.143
   1.144
   1.145
   1.146
   1.147
   1.148
   1.149
   1.150
   1.151
   1.152
     5                 120                    118                  360                  358                   1
     9                 120                    118                  360                  358                   1
    13                 60                     59                   360                  359                   1
   13.1
   13.2
   13.3
    17                 120                    118                  360                  358                   1
    23                 84                     84                   300                  300                   1
    27                 244                    242                  244                  242                   1
    28                 60                     59                   360                  360                   1
    29                 120                    120                  360                  360                   1
    30                 84                     81                   360                  357                   1
    33                 84                     82                   360                  358                   1
    36                 84                     83                   360                  360                   1
    37                 120                    117                  360                  357                   1
    39                 120                    119                  360                  359                   1
    41                 84                     82                   360                  358                   1
    45                 120                    118                  360                  358                   1
    51                 180                    179                  360                  359                   1
    59                 60                     57                   360                  360                   1
    63                 295                    292                  295                  292                   1
    65                 120                    119                  360                  359                   1
    68                 84                     81                   360                  357                   1
    71                 120                    119                  360                  359                   1
    73                 240                    236                  240                  236                   1
    74                 240                    236                  240                  236                   1
    78                 84                     82                   360                  358                   1


  CONTROL       GRACE DEFAULT      MATURITY DATE OR    SCHEDULED MATURITY
  NUMBER           PERIOD                 ARD          OR ARD BALANCE ($)
-----------  ------------------ -------------------- ---------------------
   1.140
   1.141
   1.142
   1.143
   1.144
   1.145
   1.146
   1.147
   1.148
   1.149
   1.150
   1.151
   1.152
     5                5               10/01/2013           53,753,084
     9                5               10/01/2013           38,525,864
    13                5               11/01/2008           27,368,318
   13.1
   13.2
   13.3
    17                5               10/01/2013           18,688,339
    23                5               12/01/2010           13,393,457
    27                5               02/01/2024
    28                5               11/01/2008           13,029,085
    29                5               12/01/2013           11,615,940
    30                5               09/01/2010           10,972,145
    33                5               10/01/2010           10,537,383
    36                5               11/01/2010           10,548,676
    37                5               09/01/2013            9,491,310
    39                5               11/01/2013            8,942,182
    41                5               10/01/2010            9,007,402
    45                5               10/01/2013            6,987,845
    51                5               11/01/2018            4,824,092
    59                5               09/01/2008            4,596,712
    63                5               04/01/2028
    65                5               11/01/2013            3,151,331
    68                5               09/01/2010            2,873,598
    71                5               11/01/2013            2,354,823
    73                5               08/01/2023
    74                5               08/01/2023
    78                5               10/01/2010            1,571,571

                                      A-15

                             MORTGAGE LOAN SCHEDULE

                                                                                     SCHEDULED        TOTAL SQ.
    CONTROL                                      ANNUAL DEBT     "CUT-OFF DATE    MATURITY OR ARD  FT./UNITS/PADS/      UNIT
    NUMBER           PREPAYMENT PROVISION          SERVICE          LTV (%)"       DATE LTV (%)         ROOMS        DESCRIPTION
--------------  -----------------------------  -------------- ----------------- ------------------ ---------------- -------------
     1.140                                                                                              24,151          Sq Ft
     1.141                                                                                              12,715          Sq Ft

     1.142                                                                                              20,058          Sq Ft
     1.143                                                                                              12,300          Sq Ft
     1.144                                                                                              13,572          Sq Ft
     1.145                                                                                              10,067          Sq Ft
     1.146                                                                                              20,320          Sq Ft
     1.147                                                                                              27,712          Sq Ft

     1.148                                                                                              10,981          Sq Ft
     1.149                                                                                              15,904          Sq Ft
     1.150                                                                                              27,495          Sq Ft
     1.151                                                                                              14,970          Sq Ft
     1.152                                                                                              30,724          Sq Ft

       5        Lock/26_Defeasance/90_0%/4        4,271,508           79.09            65.55           248,576          Sq Ft
       9        Lock/26_Defeasance/90_0%/4        3,349,496           74.58            64.75           324,155          Sq Ft
      13        Lock/25_Defeasance/31_0%/4        1,903,888           72.86            67.24               535          Units
     13.1                                                                                                  257          Units
     13.2                                                                                                  195          Units
     13.3                                                                                                   83          Units
      17        Lock/26_Defeasance/90_0%/4        1,591,310           78.43            66.74           151,672          Sq Ft
      23        Lock/24_Defeasance/56_0%/4        1,166,576           75.60            64.08            94,086          Sq Ft
      27        Lock/26_Defeasance/217_0%/1       1,160,345           89.17             0.00            64,657          Sq Ft
      28        Lock/25_Defeasance/31_0%/4          904,426           77.59            72.99               404          Units
      29        Lock/24_Defeasance/92_0%/4          971,839           74.17            64.53           225,248          Sq Ft
      30        Lock/27_Defeasance/53_0%/4          819,857           67.92            60.70               284          Units
      33        Lock/26_Defeasance/54_0%/4          807,473           79.84            71.68               232          Units

      36        Lock/25_Defeasance/55_0%/4          739,666           80.00            75.35               180          Units
      37        Lock/27_Defeasance/89_0%/4          822,736           77.96            66.84            66,050          Sq Ft
      39        Lock/25_Defeasance/91_0%/4          747,971           68.60            67.49               192          Units
      41        Lock/26_Defeasance/54_0%/4          706,398           79.53            71.77            70,362          Sq Ft

      45        Lock/26_Defeasance/90_0%/4          581,239           76.70            64.70               156          Units
      51        Lock/25_Defeasance/151_0%/4         485,344           79.93            59.37               120          Units
      59        Lock/27_Defeasance/29_0%/4          325,580           68.66            64.74            37,738          Sq Ft
      63        Lock/27_Defeasance/267_0%/1         333,811           74.71             0.00            14,490          Sq Ft
      65        Lock/25_Defeasance/91_0%/4          280,456           73.67            63.66               120          Units
      68        Lock/27_Defeasance/53_0%/4          222,387           75.96            68.42            45,400          Sq Ft
      71        Lock/25_Defeasance/91_0%/4          206,960           72.04            61.97            25,200          Sq Ft
      73        Lock/28_Defeasance/211_0%/1         203,257           56.43             0.00            14,560          Sq Ft
      74        Lock/28_Defeasance/211_0%/1         186,459           43.57             0.00            13,650          Sq Ft
      78        Lock/26_Defeasance/54_0%/4          121,618           79.39            71.44                56          Units


                  CUT-OFF DATE
    CONTROL      BALANCE PER SQ.
    NUMBER      FT./UNIT/PAD/ROOM OWNERSHIP INTEREST      LOCKBOX
------------ -------------------- ------------------- ----------------

     1.140                            Fee Simple
     1.141                                Fee
                                   Simple/Leasehold
     1.142                            Fee Simple
     1.143                            Fee Simple
     1.144                             Leasehold
     1.145                             Leasehold
     1.146                            Fee Simple
     1.147                                Fee
                                   Simple/Leasehold
     1.148                            Fee Simple
     1.149                             Leasehold
     1.150                            Fee Simple
     1.151                            Fee Simple
     1.152                                Fee
                                   Simple/Leasehold
       5                261           Fee Simple      Hard
       9                139           Fee Simple      Soft
      13             55,428           Fee Simple
     13.1                             Fee Simple
     13.2                             Fee Simple
     13.3                             Fee Simple
      17                145           Fee Simple      Hard
      23                168           Fee Simple      Soft
      27                216           Fee Simple      Hard
      28             34,282           Fee Simple
      29                 59           Fee Simple      Soft
      30             43,228           Fee Simple
      33             50,588               Fee
                                   Simple/Leasehold
      36             62,222           Fee Simple
      37                168           Fee Simple      Soft
      39             55,152           Fee Simple
      41                142               Fee         Soft
                                   Simple/Leasehold
      45             53,102           Fee Simple
      51             54,116           Fee Simple
      59                129           Fee Simple      Soft
      63                269           Fee Simple      Hard
      65             30,390           Fee Simple
      68                 70           Fee Simple
      71                109           Fee Simple
      73                165           Fee Simple      Hard
      74                161           Fee Simple      Hard
      78             31,189           Fee Simple

                                      A-16

                                    EXHIBIT B

           REPRESENTATIONS AND WARRANTIES OF THE MORTGAGE LOAN SELLER

                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

         With respect to each Mortgage Loan, the Mortgage Loan Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule B-1 hereto, that:

               1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule is complete, true and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

               2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

               3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date.

               4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use of the Mortgaged Property, or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt, and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the

          Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

               5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

               6) Mortgage Status; Waivers and Modifications. Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule B-1 to this Exhibit B), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

               7) Condition of Property; Condemnation. (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established) that would materially and adversely affect its value as security for the related Mortgage Loan, and (ii) with respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

               8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

               9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Closing Date have been complied with, or any such funds so escrowed have not been released.

               10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) sucH as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

               11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (i) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (ii) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

               12) Environmental Conditions.

                    i) With respect to the Mortgaged Properties securing the
               Mortgage Loans that were the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, an environmental site assessment or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the sale of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or
               (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated, or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In the case of each Mortgage Loan set forth on Schedule B-1 to this Exhibit B, (i) such Mortgage Loan is the subject of a Secured Creditor Impaired Property Policy, issued by the issuer set forth on Schedule B-1 (the "Policy Issuer") and effective as of the date thereof (the "Environmental Insurance Policy"), (ii) the Environmental Insurance Policy is in full force and effect, (iii)(a) a property condition or engineering report was prepared with respect to lead based paint ("LBP"), asbestos containing materials ("ACM") and radon gas ("RG") at each related Mortgaged Property, and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the lender a reserve from loan proceeds, in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan, (iv) on the effective date of the Environmental Insurance Policy, Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a borrower questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and
               (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy's term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

                    ii) With respect to the Mortgaged Properties securing the
               Mortgage Loans that were not the subject of an environmental site assessment within 18 months prior to the Cut-off Date as set forth on Schedule B-1 to this Exhibit B, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred, or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such

               Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state, and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property, and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

                    iii) "Hazardous Materials" means gasoline, petroleum
               products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C.(Sections)9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C.(Sections)6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C.(Sections)1251 et seq.), the Clean Air Act (42 U.S.C.(Sections)1251 et seq.) and any regulations promulgated pursuant thereto.

          13) Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

          14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan.

          15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments), or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest or penalties would be first payable thereon.

          16) Mortgagor Bankruptcy. No Mortgaged Property, nor any portion thereof is the subject of, and no Mortgagor under a Mortgage loan is, a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

          17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

               i) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

               ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

               iii) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

               iv) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

               v) Such Ground Lease or an estoppel letter or other agreement,
          (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

               vi) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

               vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

               viii) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

               ix) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

               x) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

               18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

               19) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a), and the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) (without regard to Section 856(e)(4) of the Code).

               20) [Reserved]

               21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

               22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related

Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

         23) Compliance with Usury Laws. Each Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

         24) Cross-collateralization. Except as set forth on Schedule B-1 to this Exhibit B, no Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

         25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule B-1 hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule B-1 hereto, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Borrower to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg.(Section)1.1001-3 and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code.

         26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

         27) No Material Default. There exists no material Event of Default, breach, violation or event of acceleration (and, to the Seller's actual knowledge, no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15, 16 and 17 of this Exhibit B.

         28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

         29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

         30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage.

         31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

         32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

         33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

         34) Assisted Living Facility Regulation. If the Mortgaged Property is operated as an assisted living facility, to the Seller's knowledge (a) the related Mortgagor is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property, and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

         35) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

         36) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

         37) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

         38) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

         39) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the lender incurred in connection with the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and the borrower is required to pay all reasonable costs and expenses of the lender associated with the approval of an assumption of such Mortgage Loan.

         40) Defeasance. No Mortgage Loan provides that it can be defeased until the date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

         41) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans.

         42) [Reserved]

         For purposes of these representations and warranties, the phrases "to the knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Mortgage Loan Seller (i) after the Mortgage Loan Seller's having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily, as applicable, mortgage lenders, and in all events as required by the Mortgage Loan Seller's underwriting standards, at the time of the Mortgage Loan Seller's origination or acquisition of the particular Mortgage Loan; and
(ii) subsequent to such origination, utilizing the monitoring practices customarily utilized by prudent commercial or multifamily, as applicable, mortgage lenders with respect to securitizable commercial or multifamily, as applicable, mortgage loans, including inquiry with a representative of the loan servicer designated as the party responsible for the knowledge of the servicer pertaining to the Mortgage Loans. Also for purposes of these representations and warranties, the phrases "to the actual knowledge of the Mortgage Loan Seller" or "to the Mortgage Loan Seller's actual knowledge" shall mean (except where otherwise expressly set forth below) the actual state of knowledge of the Mortgage Loan Seller without any express or implied obligation to make inquiry. All information contained in the documents included in the definition of Mortgage File in the Pooling and Servicing Agreement shall be deemed to be within the knowledge and the actual knowledge of the Mortgage Loan Seller, to the extent that the Mortgage Loan Seller or its closing counsel or custodian, if any, has reviewed or had possession of such document at any time. For purposes of these representations and warranties, to the extent that any representation or warranty is qualified by the Mortgage Loan Seller's knowledge with respect to the contents of the Mortgage Note, Mortgage, lender's title policy and any letters of credit or Ground Leases, if such document is not included in the Mortgage File, the Mortgage Loan Seller shall make such representation or warranty without any such qualification. Wherever there is a reference in a representation or warranty to receipt by, or possession of, the Mortgage Loan Seller of any information or documents, or to any action taken by the Mortgage Loan Seller or to any action which has not been taken by the Mortgage Loan Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, the Mortgage Loan Seller. For purposes of these representations and warranties, when referring to the conduct of "reasonable prudent institutional commercial or multifamily, as applicable mortgage lenders" (or similar such phrases and terms), such conduct shall be measured by reference to the industry standards generally in effect as of the date the related representation or warranty relates to or is made.

         It is understood and agreed that the representations and warranties set forth in this Exhibit B shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                              SCHEDULE TO EXHIBIT B

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                       GERMAN AMERICAN CAPITAL CORPORATION

Mortgage Loan No. GA18944, AFR/Bank of America Portfolio, is partially secured by properties which were mortgaged as additional collateral for which no loan allocations were assigned. The representations and warranties do not apply to such properties.


Rep. 2.     Whole Loan; Ownership of Mortgage Loans. Mortgage Loan No. GA18944,
AFR/Bank of America Portfolio, is evidenced by (i) an A-Note in the principal amount of $100,000,000 to be assigned by Mortgage Loan Seller, (ii) three companion notes in the total principal amount of $240,000,000, which are pari passu in right of payment to the A Note, but which are not being assigned by the Mortgage Loan Seller and (iii) a subordinate B Note in the principal amount of $100,000,000, to be assigned by Mortgage Loan Seller.


Rep. 7.     Condition of Property. With respect to Mortgage Loan No. GA18944,
AFR/Bank of America Portfolio, in August 2003 the Mortgagor conveyed a strip of land that was a portion of one of the mortgaged properties to a municipality for the expansion of an adjoining road. The land transferred did not affect the current use of the affected mortgaged property.


Rep. 14.    Insurance. Generally, each Mortgage Loan requires that all insurance name the lender as the first mortgagee or first beneficiary on all property insurance policies and as the loss payee on all loss of rents or loss of business income insurance policies. In addition, the Mortgage Loans generally permit the lender to apply sums received from casualty and insurance proceeds first to all of its costs incurred in obtaining those proceeds, before any such proceeds are applied in respect of the items listed in Representation 14.

Mortgage Loan No. DBM 18617, Shaw's Lewiston; Mortgage Loan No. DBM 18998, Walgreens Hattiesburg; Mortgage Loan No. DBM 18997, Walgreens Meridian; and Mortgage Loan No. DBM 19016, Walgreens San Antonio, each requires that the mortgagee hold and apply any and all insurance proceeds and condemnation awards in the manner set forth in the lease of the primary tenant, provided that that lease has not been terminated and no Event of Default has occurred or is continuing under that lease or under the Mortgage.

Mortgage Loan No. DBM 18998, Walgreens Hattiesburg; Mortgage Loan No. DBM 18997, Walgreens Meridian; Mortgage Loan No. DBM 19016, Walgreens San Antonio; and Mortgage Loan No. DBM 18617, Shaw's Lewiston, each require the Mortgagor to maintain insurance coverage that complies with Representation 14. However, if the lease of the primary tenant contemplates insurance which is substantially similar to the insurance required by Representation 14, then the Mortgagors may require the tenant to maintain such insurance under the lease of the primary tenant and allow the tenant to self insure.

Mortgage Loan No. GA18944, AFR/Bank of America Portfolio, provides that the Mortgagor shall maintain the insurance coverage with one or more domestic primary insurers reasonably acceptable to lender, having both (x) claims-paying-ability and financial strength ratings by S&P of not less than "A" and its equivalent by the other Rating Agencies, provided that, with respect to any layered or quota share insurance policy for the insurance that is issued by more than five insurers, the requirements of this clause (x) will be satisfied if at least 60% of the limits provided shall be with insurers that meet such claims-paying-ability and financial strength ratings, and (y) an Alfred M. Best Company, Inc. rating of "A" or better and a financial size category of not less than "X", provided that , with respect to any layered or quota share insurance policy for the insurance that is issued by more than five insurers, the requirement of this clause (y) will be satisfied if at least 60% of the limits provided shall be with insurers that meet such rating and financial size category standards.


Rep. 17.     Leasehold Estate. Mortgage Loan No. DBM 18567, 1720 Eye Street, is
secured by the interest of the related Mortgagor as a lessee under a Ground Lease of the Mortgaged Property that does not contain all of the lender protections contemplated by this representation. Specifically, such Ground Lease does not provide that no notice of termination is effective against the holder of the Mortgage unless the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease. In addition, the Ground Lease does not require the lessor to enter into a new lease upon the termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding.

Mortgage Loan No. GA18944, AFR/Bank of America Portfolio, is partially secured by several Ground Leases, which were mortgaged as additional collateral for which no loan allocations were assigned. In addition, certain short-term parking leases for parking lots serving the Mortgaged Properties were not encumbered. The representations and warranties in this representation do not apply to such Ground Leases and short-term parking leases. In addition, the AFR/Bank of America Portfolio is partially secured by property in Harrison, AR, that consists of a fee owned bank building and a ground leased remote motor bank. The Ground Lease for the motor bank parcel has a termination date of November 1, 2007, subject to two five-year extension options. The fee interest in the motor bank parcel is encumbered by a third party mortgage. In addition, the AFR/Bank of America Portfolio Loan is partially secured by a property in La Jolla, CA that consists of a fee owned building and a Ground Lease of an adjacent parking lot. The Ground Lease for the parking lot has a termination date of October 31, 2015.


Rep. 25.     Releases of Mortgaged Property. Mortgage Loan No. DBM 18617, Shaw's
Lewiston, permits release of an individual mortgaged property from the mortgage lien in connection with partial defeasance, provided, among other conditions, that (i) the lender receives endorsements to the title insurance policy for the property and (ii) each rating agency has delivered written confirmation that the ratings of any securities will not, as a result of the proposed release, be downgraded from the then-current rating.

Mortgage Loan No. DBM 19162, Morrisville Property Center, permits release of a portion of property from the lien of the Mortgage in connection with partial defeasance, provided, among other conditions, that (i) after giving effect to the release, the debt service coverage ratio for the property shall not be less than 1.45 to 1.00 and the stabilized occupancy rate on the property shall not be less than 80.86%, and (ii) each rating agency has delivered written confirmation that the ratings of any securities will not, as a result of the proposed release, be downgraded from the then-current rating.

Mortgage Loan No. GA18944, AFR/Bank of America Portfolio, provides that at any time during the term of the loan, the Mortgagor may obtain the release of thirteen designated properties. If the release occurs prior to the earlier of
(i) November 1, 2006, and (ii) two years from the securitization, the Mortgagor is required to pay yield maintenance. If the release occurs after this date, the Mortgagor is required satisfy the defeasance requirements as described below.

At any time after the earlier of (i) November 1, 2006, and (ii) two years from the securitization, the Mortgagor may obtain a release of any of the mortgaged properties, subject to confirmation that after giving effect to such release, debt service coverage ratio will not be less than the greater of (A) 1.54 to 1.0 and (B) the sum of (1) 1.54 to 1.0 plus (2) seventy percent of the positive difference, if any, between (x) the debt service coverage ratio on the applicable release date and (y) 1.54 to 1.0, and (iv) after giving effect to such property release, the aggregate release amounts may not exceed $150,000,000, unless the Mortgagor delivers a Rating Agency Confirmation with respect to such property release.

The release price that is required to be paid for any release property with an allocable loan amount will be:
                  Total Amount Prepaid/Defeased           Release Price
                  -----------------------------           -------------
                  Up to $60,000,000                            110%
                  $60,000,001 to $100,000,0000                 117.5%
                  (Greater than)$100,000,000                   125%

The release price that is required to be paid for any release property that has no allocated loan amount will be the lesser of (i) the actual consideration received by the Mortgagor from Bank of America in the event such individual property is transferred by the Mortgagor to Bank of America and (ii) 50% of the closing date appraisal value of the release property.

Rep. 36 Due on Sale. Mortgage Loan No. DBM 19016, Walgreens San Antonio, permits certain transfers without regard to conditions precedent. Specifically, Fred Rizk to transfer part or all of his interest in the related Mortgagor to Isaac Moradi or any entity controlled by Moradi without the lender's consent or the consent of a nationally recognized statistical rating agency. The Mortgage Loan also permits Isaac Moradi to transfer part or all of his interest in Grantor to Fred Rizk or any entity controlled by Rizk without the lender's consent or the consent of a nationally-recognized statistical rating agency.

Mortgage Loan No. DBM 18617, Shaw's Lewiston, permits certain transfers without regard to conditions precedent. Specifically, Thomas J. DeSimone may transfer part or all of his interest in the related Mortgagor to Richard A. Marks, Jeremy M. Scalar, the Scalar 2000 Irrevocable Marital Trust and/or Stephen R. Weiner without the lender's consent or the consent of a nationally-recognized statistical rating agency. In addition, the Scalar 2000 Irrevocable Marital Trust may transfer part or all of its interest in the borrower to Jeremy M. Scalar, Richard A. Marks, Thomas J. DeSimone and/or Stephen R. Weiner without the lender's consent or the consent of a nationally-recognized statistical rating agency. The Mortgage Loan also permits Stephen R. Weiner to transfer part or all of his interest in the Mortgagor to Richard A. Marks, Thomas J. DeSimone, the Scalar 2000 Irrevocable Marital Trust and/or Jeremy M. Scalar without the lender's consent or the consent of a nationally-recognized statistical rating agency. In addition, Mortgage Loan permits Richard A. Marks to transfer part or all of his interest in the Mortgagor to Stephen A. Weiner, Thomas J. DeSimone, the Scalar 2000 Irrevocable Marital Trust and/or Jeremy M. Scalar without the lender's consent or the consent of a nationally-recognized statistical agency.

Rep. 38. Non-Recourse Exceptions. Mortgage Loan No. DBM 18617, Shaw's Lewiston, is a Mortgage Loan without recourse to any natural person for damages arising in the case of breaches of environmental covenants in the Mortgage Loan Documents.

Mortgage Loan No. GA18944, AFR/Bank of America Portfolio; Mortgage Loan No. DBM 18791, Town Center of Virginia Beach; and Mortgage Loan No. DBM 19207, Cottages of Martinsburg, each is a Mortgage Loan without recourse to any natural person for damages arising in the case of each of the items enumerated in this representation.

Rep. 39. Defeasance and Assumption Costs. Mortgage Loan No. GA18944, AFR/Bank of America Portfolio, does not expressly require the related Mortgagor to pay defeasance and assumption cots, but does include a general Mortgagor reimbursement obligation for all loan administration expenses. The Mortgage Loan does not contemplate an assumption without the lender's consent.

                                   EXHIBIT C-1

          FORM OF CERTIFICATE OF AN OFFICER OF THE MORTGAGE LOAN SELLER

         Certificate  of  Officer  of German  American  Capital
Corporation (the "Mortgage Loan Seller")

         I, _______________________, a __________________ of the Mortgage Loan
Seller, hereby certify as follows:

         The Mortgage Loan Seller is a corporation duly organized and validly existing under the laws of the State of Maryland.

         Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Mortgage Loan Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

         To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

         Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Mortgage Loan Seller and his genuine signature is set forth opposite his name:

Name                           Office                                 Signature




         Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of December 18, 2003 (the "Purchase Agreement"), between the Mortgage Loan Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Mortgage Loan Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

                                     C-1-1

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of [____], 2003.



                                       By:______________________________________
                                          Name:
                                          Title:


         I, _____________________________, _______________________________,
hereby certify that ____________________________ is a duly elected or appointed, as the case may be, qualified and acting _________________________ of the Mortgage Loan Seller and that the signature appearing above is his or her genuine signature.

                                     C-1-2

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of [_______], 2003.



                                       By:______________________________________
                                          Name:
                                          Title:

                                     C-1-3

                                   EXHIBIT C-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

               Certificate of German American Capital Corporation
               --------------------------------------------------

         In connection with the execution and delivery by German American Capital Corporation (the "Mortgage Loan Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of December 18, 2003 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Mortgage Loan Seller, the Mortgage Loan Seller hereby certifies that (i) the representations and warranties of the Mortgage Loan Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof.

         Certified this ____ day of [_______], 2003.

                                            GERMAN AMERICAN CAPITAL
                                            CORPORATION


                                           By:__________________________________
                                              Name:
                                              Title:



                                           By:__________________________________
                                              Name:
                                              Title:

                                     C-2-1